Exhibit 99.1

REPAY Announces Response to SEC Guidance Issued on April 12, 2021 Applicable to Warrants Issued by Special Purpose Acquisition Companies (“SPACs”)

Atlanta, GA, April 30, 2021 – Repay Holdings Corporation (NASDAQ: RPAY) (“REPAY” or the “Company”) announced today in a Current Report on Form 8-K, that as a result of recent guidance issued by the Division of Corporate Finance of the Securities and Exchange Commission (the “SEC”) on April 12, 20211 for all SPAC-related companies regarding the accounting and reporting of their warrants (the “SEC Statement”), it will restate its previously issued consolidated financial statements included in the Form 10-K for the year ended December 31, 2020 and the quarterly periods included therein.

The restatement pertains to the accounting treatment for public and private placement warrants (collectively, the “Warrants”) outstanding and recorded on the Company’s consolidated financial statements at the time of the merger of Thunder Bridge Acquisition, Ltd., a SPAC and predecessor of the Company (“Thunder Bridge”), and Hawk Parent Holdings LLC (“Hawk Parent”) on July 11, 2019 (the “Business Combination”). On the closing of the Business Combination, Thunder Bridge changed its name to Repay Holdings Corporation. On July 27, 2020, the Company completed the redemption of all outstanding Warrants.

Consistent with market practice among SPACs, the Company had been accounting for the Warrants as equity. However, consistent with the recent SEC Statement, the Company intends to restate certain of its historical financial statements such that the Warrants are accounted for as liabilities and marked-to-market each reporting period (the “restatement”). In general, under the mark-to-market accounting model, as the stock price increases, the fair value of the Warrant liability increases, and the Company recognizes additional non-operating expense in its income statement – with the opposite effect when the stock price declines.

The Company does not anticipate the restatement to impact its previously communicated non-GAAP operating metrics for 2019 or 2020.

As a result of the restatement and the increase in the Company’s stock price over the applicable period, the Company expects to recognize incremental non-operating expense between $10 million to $20 million for the period from July 11, 2019 through December 31, 2019, and incremental non-operating expense between $66 million to $76 million for the year ended December 31, 2020. There will be no impact to the Company’s previously reported net cash flow. Further, the Company does not anticipate any incremental non-operating expense to be incurred for the quarter ended March 31, 2021, as there were no Warrants outstanding after July 27, 2020.

The following provides additional detail regarding how the Company currently anticipates the restatement will impact its various financial statements:

[1]	A copy of the SEC Statement can be found at the following link: https://www.sec.gov/news/public-statement/accounting-reporting-warrants-issued-spacs.

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Opening Balance Sheet Impacts — As of the date of the Business Combination (July 11, 2019), the fair value of the Warrants will be reflected as warrant liabilities in the balance sheet with a corresponding offset in Additional paid-in-capital in equity.

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Income Statement Impacts — Subsequent to the close of the Business Combination, any change in the fair value of the Warrants is recognized in the income statement below operating profit as “Change in fair value of warrant liabilities” with a corresponding amount recognized in the balance sheet. (In the Company’s case, this is recognized as warrant liabilities below current liabilities in the balance sheet).

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Balance Sheet Impacts — As is noted above, the balance of the warrant liabilities on the balance sheet reflects the fair value of the Warrants. When Warrants are exercised, the fair value of the liability on the date of exercise is reclassified to Additional paid-in capital within equity. The cash received for the exercise of Warrants is reflected in cash and cash equivalents, and the corresponding offset is also in Common Stock and Additional paid-in-capital in equity.

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Cash Flow Impacts — The impact of the changes in fair value of the Warrants has no impact on net cash provided by (used for) operating activities. The cash received for the exercise of Warrants was reflected in cash flows from financing activities.

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Statement of Equity Impacts — The impact to Additional paid-in-capital as of the opening balance sheet is highlighted above. Subsequent exercises of the Warrants result in a reduction of warrant liabilities with a corresponding increase to Additional paid-in-capital.

These estimates are subject to change as management completes the restatement, and the Company’s independent registered public accounting firm has not audited or reviewed these estimates. As a result, the expected financial impact described above is preliminary and subject to change.

Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about future financial and operating results, REPAY’s plans, objectives, expectations and intentions with respect to future operations, products and services; and other statements identified by words such as “guidance,” “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimated,” “believe,” “intend,” “plan,” “projection,” “outlook” or words of similar meaning. These forward-looking statements include, but are not limited to, accounting impacts relating to the Warrants. Such forward-looking statements are based upon the current beliefs and expectations of REPAY’s management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally beyond our control.

In addition to factors disclosed in REPAY’s reports filed with the U.S. Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2020, and those identified elsewhere in this communication, the following factors, among others, could cause actual results and the timing of events to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: exposure to economic conditions and political risk affecting the consumer loan market and consumer and commercial spending; the impacts of the ongoing COVID-19 coronavirus pandemic and the actions taken to control or mitigate its spread (which impacts are highly uncertain and cannot be reasonably estimated or predicted at this time); a delay or failure to integrate and realize the benefits of the Company’s recent acquisitions; changes in the payment processing market in which REPAY competes, including with respect to its competitive landscape, technology evolution or regulatory changes; changes in the vertical markets that REPAY targets; risks relating to REPAY’s relationships within the payment ecosystem; risk that REPAY may not be able to execute its growth strategies, including identifying and executing acquisitions; risks relating to data security; changes in accounting policies applicable to REPAY; and the risk that REPAY may not be able to develop and maintain effective internal controls.

Actual results, performance or achievements may differ materially, and potentially adversely, from any projections and forward-looking statements and the assumptions on which those forward-looking statements are based. There can be no assurance that the data contained herein is reflective of future performance to any degree. You are cautioned not to place undue reliance on forward-looking statements as a predictor of future performance. All information set forth herein speaks only as of the date hereof in the case of information about REPAY or the date of such information in the case of information from persons other than REPAY, and REPAY disclaims any intention or obligation to update any forward looking statements as a result of developments occurring after the date of this communication. Forecasts and estimates regarding REPAY’s industry and end markets are based on sources it believes to be reliable, however there can be no assurance these forecasts and estimates will prove accurate in whole or in part. Pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

About REPAY

REPAY provides integrated payment processing solutions to verticals that have specific transaction processing needs. REPAY’s proprietary, integrated payment technology platform reduces the complexity of electronic payments for merchants, while enhancing the overall experience for consumers and businesses.

Contacts

Investor Relations Contact for REPAY:

repayIR@icrinc.com

Media Relations Contact for REPAY:

Kristen Hoyman

(404) 637-1665

khoyman@repay.com

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